DIREXION SHARES ETF TRUST
Direxion Daily ASML Bull 2X ETF
Direxion Daily BABA Bull 2X ETF
Direxion Daily MRVL Bull 2X ETF
Direxion Daily SOFI Bull 2X ETF

Supplement dated February 6, 2026 to the
Prospectuses and Statements of Additional Information (“SAI”),
as last supplemented

Effective immediately, the trading symbols for the Funds listed below will be as follows:
Fund	Ticker Symbol
Direxion Daily ASML Bull 2X ETF	ASMU
Direxion Daily BABA Bull 2X ETF	BABU
Direxion Daily MRVL Bull 2X ETF	MRVU
Direxion Daily SOFI Bull 2X ETF	SOFA
For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.